                                                                    EXHIBIT 8(d)

                                 ADDENDUM NO. 32

                                       TO

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                                A.I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

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                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY
                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
          AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
                     AIG SUNAMERICA ASSET MANAGEMENT CORP.
                  (FORMERLY SUNAMERICA ASSET MANAGEMENT CORP.)
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           AGC LIFE INSURANCE COMPANY
           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

     The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective May 1, 2004, in the following respects:

     1. The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

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               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A. I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY

                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
          AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
        AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET
                                MANAGEMENT CORP.)
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           AGC LIFE INSURANCE COMPANY
           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                      AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                    AMERICAN GENERAL SECURITIES INCORPORATED
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION
                        AIG CENTENNIAL INSURANCE COMPANY
                         AIG INDEMNITY INSURANCE COMPANY
                         AIG PREFERRED INSURANCE COMPANY
                          AIG PREMIER INSURANCE COMPANY
                       BAYSIDE CASUALTY INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", AIG Systems Solutions Private Limited, American General Securities Incorporated, American General Equity Services Corporation, AIG Centennial Insurance Company, AIG Indemnity Insurance Company, AIG Preferred Insurance Company, AIG Premier Insurance Company and Bayside Casualty Insurance Company".

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, by their duly authorized representatives this 1st day of May, 2004.


AMERICAN HOME ASSURANCE COMPANY         By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK           By: /s/
                                            ------------------------------------


AIG RISK MANAGEMENT, INC                By: /s/
                                            ------------------------------------


BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                 By: /s/
                                            ------------------------------------


COMMERCE AND INDUSTRY
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


DELAWARE AMERICAN LIFE
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


AIG LIFE INSURANCE COMPANY              By: /s/
                                            ------------------------------------

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NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA               By: /s/
                                            ------------------------------------


THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                   By: /s/
                                            ------------------------------------


PACIFIC UNION ASSURANCE
COMPANY                                 By: /s/
                                            ------------------------------------


AIU NORTH AMERICA, INC.                 By: /s/
                                            ------------------------------------


AIU INSURANCE COMPANY                   By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.             By: /s/
                                            ------------------------------------


AIG HAWAII INSURANCE COMPANY INC.       By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                 By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                      By: /s/
                                            ------------------------------------


NORTH AMERICAN MANAGERS, INC.           By: /s/
                                            ------------------------------------


AMERICAN LIFE INSURANCE COMPANY         By: /s/
                                            ------------------------------------


AIG NATIONAL INSURANCE COMPANY, INC.    By: /s/
                                            ------------------------------------


AIG CLAIM SERVICES, INC.                By: /s/
                                            ------------------------------------


AIG GLOBAL TRADE & POLITICAL
RISK INSURANCE COMPANY                  By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                   By: /s/
                                            ------------------------------------


AIG EQUITY SALES CORP.                  By: /s/
                                            ------------------------------------


AMERICAN PACIFIC INSURANCE
COMPANY, INC.                           By: /s/
                                            ------------------------------------


A.I. CREDIT CORP.                       By: /s/
                                            ------------------------------------


LEXINGTON INSURANCE COMPANY             By: /s/
                                            ------------------------------------


LANDMARK INSURANCE COMPANY              By: /s/
                                            ------------------------------------

NEW HAMPSHIRE INDEMNITY COMPANY, INC.   By: /s/
                                            ------------------------------------


AIG ANNUITY INSURANCE COMPANY           By: /s/
                                            ------------------------------------


THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


FIRST SUNAMERICA LIFE
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                     By: /s/
                                            ------------------------------------


MINNESOTA INSURANCE COMPANY             By: /s/
                                            ------------------------------------


STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                           By: /s/
                                            ------------------------------------


AMERICAN GENERAL ASSURANCE
COMPANY                                 By: /s/
                                            ------------------------------------


AMERICAN GENERAL LIFE
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY              By: /s/
                                            ------------------------------------


AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                       By: /s/
                                            ------------------------------------


MERIT LIFE INSURANCE CO.                By: /s/
                                            ------------------------------------


USLIFE CREDIT LIFE INSURANCE
COMPANY OF ARIZONA                      By: /s/
                                            ------------------------------------


YOSEMITE INSURANCE COMPANY              By: /s/
                                            ------------------------------------


SUNAMERICA FINANCIAL, A DIVISION OF
SUNAMERICA LIFE INSURANCE COMPANY       By: /s/
                                            ------------------------------------


AIG SUNAMERICA LIFE ASSURANCE
COMPANY                                 By: /s/
                                            ------------------------------------


2929 ALLEN PARKWAY VENTURE, L.P.        By: /s/
                                            ------------------------------------


AIG FIXED ANNUITY MARKETING
GROUP, INC.                             By: /s/
                                            ------------------------------------


AMERICAN ATHLETIC CLUB, INC.            By: /s/
                                            ------------------------------------


AMERICAN GENERAL ANNUITY
SERVICE CORPORATION                     By: /s/
                                            ------------------------------------

AMERICAN GENERAL
ASSIGNMENT CORPORATION                  By: /s/
                                            ------------------------------------


AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                 By: /s/
                                            ------------------------------------


AMERICAN GENERAL
BANCASSURANCE SERVICES, INC.            By: /s/
                                            ------------------------------------


AMERICAN GENERAL CORPORATION            By: /s/
                                            ------------------------------------


AMERICAN GENERAL DISTRIBUTORS, INC.     By: /s/
                                            ------------------------------------


AMERICAN GENERAL FINANCE CORPORATION    By: /s/
                                            ------------------------------------


AMERICAN GENERAL FINANCE, INC.          By: /s/
                                            ------------------------------------


AMERICAN GENERAL FINANCIAL
SERVICES, INC.                          By: /s/
                                            ------------------------------------


AMERICAN GENERAL
GATEWAY SERVICES, L.L.C.                By: /s/
                                            ------------------------------------


AMERICAN GENERAL
INTERNATIONAL INVESTMENTS, INC.         By: /s/
                                            ------------------------------------


AMERICAN GENERAL LIFE COMPANIES, LLC    By: /s/
                                            ------------------------------------


AMERICAN GENERAL
REALTY INVESTMENT CORPORATION           By: /s/
                                            ------------------------------------


KNICKERBOCKER CORPORATION               By: /s/
                                            ------------------------------------


PAVILIONS CORPORATION                   By: /s/
                                            ------------------------------------


VALIC FINANCIAL ADVISORS, INC.          By: /s/
                                            ------------------------------------


VALIC RETIREMENT SERVICES COMPANY       By: /s/
                                            ------------------------------------


VALIC TRUST COMPANY                     By: /s/
                                            ------------------------------------


AIG GLOBAL REAL ESTATE
INVESTMENT CORP.                        By: /s/
                                            ------------------------------------


AIG RETIREMENT SERVICES, INC.           By: /s/
                                            ------------------------------------


AMERICAN GENERAL INDEMNITY COMPANY      By: /s/
                                            ------------------------------------


AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                 By: /s/
                                            ------------------------------------

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AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA            By: /s/
                                            ------------------------------------


AIG SUNAMERICA ASSET MANAGEMENT CORP.   By: /s/
                                            ------------------------------------


SUNAMERICA INVESTMENTS, INC.            By: /s/
                                            ------------------------------------


SUNAMERICA LIFE INSURANCE COMPANY       By: /s/
                                            ------------------------------------


AUDUBON INDEMNITY COMPANY               By: /s/
                                            ------------------------------------


AUDUBON INSURANCE COMPANY               By: /s/
                                            ------------------------------------


NATIONAL UNION FIRE INSURANCE
COMPANY OF LOUISIANA                    By: /s/
                                            ------------------------------------


AGC LIFE INSURANCE COMPANY              By: /s/
                                            ------------------------------------


THE HARTFORD STEAM BOILER
INSPECTION AND INSURANCE COMPANY        By: /s/
                                            ------------------------------------


AIG SYSTEMS SOLUTIONS PRIVATE LIMITED   By: /s/
                                            ------------------------------------


AMERICAN GENERAL SECURITIES
INCORPORATED                            By: /s/
                                            ------------------------------------


AMERICAN GENERAL EQUITY
SERVICES CORPORATION                    By: /s/
                                            ------------------------------------


AIG CENTENNIAL INSURANCE COMPANY        By: /s/
                                            ------------------------------------


AIG INDEMNITY INSURANCE COMPANY         By: /s/
                                            ------------------------------------


AIG PREFERRED INSURANCE COMPANY         By: /s/
                                            ------------------------------------


AIG PREMIER INSURANCE COMPANY           By: /s/
                                            ------------------------------------


BAYSIDE CASUALTY INSURANCE COMPANY      By: /s/
                                            ------------------------------------


AMERICAN INTERNATIONAL GROUP, INC.      By: /s/
                                            ------------------------------------


                                        By: /s/
                                            ------------------------------------